UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2023

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 3, 2023, Michel Lagarde was appointed as a new member of the board of directors (the “Board”) of Vertex Pharmaceuticals Incorporated (the “Company”), effective on October 5, 2023. In connection with the appointment of Mr. Lagarde, the size of the Board was increased from nine to ten members.

Mr. Lagarde is the Executive Vice President and Chief Operating Offer of Thermo Fisher Scientific Inc. (“Thermo Fisher”), a supplier of analytical instruments, life science solutions, specialty diagnostics, laboratory, pharmaceutical and biotechnology services. He was Executive Vice President of Thermo Fisher from 2019 through 2021. Mr. Lagarde was the Senior Vice President and President, Pharma Services from 2017 to 2019, joining Thermo Fisher as Senior Vice President, Pharma Services through its acquisition of Patheon N.V., a pharma services company, in 2017. He was the President and Chief Operating Officer of Patheon N.V. from 2016 to 2017 and Managing Director of JLL Partners, a private equity firm focused on healthcare, from 2008 to 2016. Mr. Lagarde holds a bachelor’s degree in business administration from European University in Antwerp and an executive master’s degree in finance and control from the University of Maastricht and University of Amsterdam.

Upon joining the Board on October 5, 2023, Mr. Lagarde received a $400,000 restricted stock unit award that vests in October 2024. Additional information regarding compensation policies for non-employee directors can be found in Exhibit 10.38 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. There are no transactions involving the Company and Mr. Lagarde that the Company would be required to report pursuant to Item 404(a) of Regulation S-K. There is no arrangement or understanding between Mr. Lagarde and any other persons pursuant to which Mr. Lagarde was appointed to the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: October 5, 2023	/s/ Jonathan Biller
Jonathan Biller
Executive Vice President, Chief Legal Officer